UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2023

Cryomass Technologies Inc
(Exact name of registrant as specified in its charter)

Nevada	000-56155	82-5051728
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1001 Bannock St Suite 612, Denver CO	80204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-416-7208

(Andina Gold Corp.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 12, 2023, Cryomass Technologies Inc (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business of April 20, 2023, the record date for the Annual Meeting, ___ common shares of the Company stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 94,672,800 shares representing approximately 46.34 % of the outstanding common shares entitled to vote, were represented in person or by proxy and, therefore, a quorum was present pursuant to the Company’s Bylaws, which require 1% of the outstanding common shares entitled to vote to be present in order to meet quorum requirements.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.	A proposal to elect five directors, namely Messrs. Delon Human, Mark Radke, Mario Gobbo, Simon Langelier and Christian Noël to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;
2.	A proposal to ratify the appointment of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.	A proposal to grant the Board of Directors the discretionary authority to amend the Company’s articles of incorporation to effect a reverse stock split (the “Reverse Split Proposal”) of the Company’s common stock (the “Common Stock”) at any time prior to December 31, 2024.

For more information about the foregoing proposals, see the Company’s definitive proxy statement filed on May 3 2023.

Set forth below are the voting results with respect to the foregoing proposals.

1.	A proposal to elect five directors, namely Messrs. Delon Human, Mark Radke, Mario Gobbo, Simon Langelier and Christian Noël to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

Dr Delon Human

FOR:	67,000,212 shares
AGAINST:	1,150,382 shares
ABSTAIN:	429,094 shares

Mr. Mark Radke

FOR:	66,977,186 shares
AGAINST:	1,176,262 shares
ABSTAIN:	426,240 shares

Mr. Mario Gobbo

FOR:	66,984,088 shares
AGAINST:	1,152,002 shares
ABSTAIN:	443,598 shares

Mr. Simon Langelier

FOR:	67,189,121 shares
AGAINST:	944,123 shares
ABSTAIN:	446,444 shares

Mr. Christian Noël

FOR:	67,715,945 shares
AGAINST:	451,149 shares
ABSTAIN:	412,594 shares

Based on the votes set forth above, the director nominees were duly elected.

2.	A proposal to ratify the appointment of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

FOR: 93,689,932 shares

AGAINST: 525,470 shares

ABSTAIN: 457,398 shares

Based on the votes set forth above, the appointment of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, was duly ratified.

3.	A proposal to grant the Board of Directors the discretionary authority to amend the Company’s articles of incorporation to effect a reverse stock split (the “Reverse Split Proposal”) of the Company’s common stock (the “Common Stock”) at any time prior to December 31, 2024.

FOR: 91,656,551 shares

AGAINST: 2,761,898 shares

ABSTAIN: 254,352 shares

Based on the votes set forth above, the Board of Directors was duly granted the discretionary authority to amend the Company’s articles of incorporation to effect the Reverse Split Proposal of the Common Stock.

Item 7.01. Regulation FD Disclosure.

On June 12, 2023, during the Annual Meeting of the Stockholders of the Company, the Chief Executive Officer of the Company, Mr. Christian Noël, provided verbal remarks. A transcript of his remarks is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information in Item 7.01 of this Current Report and Exhibit 99.1 is being furnished, not filed, pursuant to Items 7.01 and 9.01 of Form 8-K. Accordingly, the information in Items 7.01 and 9.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference. The furnishing of information in this Current Report, including Exhibit 99.1, is not intended to, and does not, constitute a determination or admission by the Company that the information in this Current Report, including Exhibit 99.1, is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT 99.1	Remarks of Cryomass Technologies Inc CEO, Mr. Christian Noël, at the June 12, 2023 Annual Meeting of Stockholders of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

NOTE REGARDING FORWARD LOOKING STATEMENTS

Any statements in this Current Report on Form 8-K or any exhibit hereto about future expectations, plans, and prospects for the Company, including statements about Company’s future expectations, beliefs, goals, plans, or prospects, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. In some cases you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms.

These forward-looking statements involve risks, uncertainties, and assumptions that could cause actual performance or results to differ materially from those expressed or suggested by the forward-looking statements. If any of these risks or uncertainties materialize, or if any of Company’s assumptions prove incorrect, its actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: Company’s ability to achieve or maintain profitability, and to effectively manage its anticipated growth; and the risks described in the other filings Company makes with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent quarterly reports on Form 10-Q, and which should be read in conjunction with its financial results and forward-looking statements. All forward-looking statements in this Current Report on Form 8-K or any exhibit hereto are based on information available to Company as of the date hereof, and it does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cryomass Technologies Inc

/s/ Christian Noël
Christian Noël
CEO

Date: June 12, 2023

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